Investor Presentation – November 2019 Exhibit 99.1

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights 242, 242, 242 Service and Experiential Cash ABR2 93.5% Average Investment Per Property $2.0mm Internally-Originated Sale-Leasebacks2,3 81.2% Average Quarterly Investment Activity4 $145mm As of September 30, 2019. Based on cash ABR as of September 30, 2019. Exclusive of GE Seed Portfolio. Average quarterly investment activity represents the trailing eight quarter average as of September 30, 2019. Unit-Level Rent Coverage1 2.9x of Weighted Average Lease Term (WALT)1 14.4 Years of Collective Net Lease Experience 50+ Years New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity Net Debt-to- Adjusted Annualized EBITDAre1 4.8x Targeted Leverage <6.0x of Undepreciated Gross Assets1 $1.9B Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies Balance Sheet Positioned to Fund External Growth Opportunities While Maintaining Conservative Long-Term Leverage Profile

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $8 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +25 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management Has Over 50+ Years of Collective Experience Managing and Investing in Net Lease Real Estate

Oct 2019 Nov 2019 Building Essential Properties 242, 242, 242 Our History Cumulative Investment Activity1 Partnered with Eldridge Industries to build net lease investment platform Feb 2016 Aug 2016 Dec 2016 Jun 2018 Mar 2019 Apr 2019 Jul 2019 Aug 2019 Jun 2016 Began core investing activities and closed first sale-leaseback transaction Completed IPO raising gross proceeds of $494mm. Concurrent with the IPO, received an additional $125mm from Eldridge Industries in private placements of common stock and OP units Upsized unsecured revolving credit facility to $400mm from $300mm and raised a $200mm five year unsecured term loan Commenced investment activities with a $280mm portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio Closed on inaugural master funding ABS bonds, issuing $281mm of investment grade rated mortgage notes Raised $246mm in gross proceeds from the Company’s first follow-on offering of common stock. Added to MSCI U.S. REIT Index (RMZ) ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Completed offering of $519mm of secondary shares owned by Eldridge Industries, which represented Eldridge’s entire stake in EPRT Added to the S&P SmallCap 600 Index Long Standing Relationships Have Allowed the Portfolio to Scale Rapidly and Reliably with Proven Access to Capital Filed inaugural $200mm ATM program raising $108mm in gross proceeds through October 2019 Investment Grade Rating of BBB- Assigned by Fitch Ratings

Key Accomplishments Since IPO 242, 242, 242 Maintained Investment Discipline While Generating Compelling Growth Consistent Underwriting and Investment Growth: Over the trailing 12 months1, EPRT has invested ~$145mm on avg. per quarter at a 7.5% wgt. avg. cash cap rate with 76% of transactions being sale-leasebacks and 63% being subject to a master lease; WALT was 15.9 years, wgt. avg. rent coverage ratio was 3.2x, and avg. investment per property was $1.8mm Compelling Growth Characteristics: Management’s 2020E AFFO per share guidance implies 13% growth over 2019 AFFO per share guidance at the midpoint Active Asset Management and New Investment Activity Have Improved Portfolio Metrics Top 10 Tenant Concentration Moderating: Top 10 tenant exposure declined to 25.5% at 3Q 2019 vs. 35.0% at 3Q 2018 Steady Same-Store (SS) Rent Growth: SS contractual rents have grown at 1.7%-1.9% yr/yr since coming public Maintained Sector Leading WALT: 14.4 year WALT at 3Q 2019 vs. 14.3 years at 3Q 2018 Sound Unit-Level Rent Coverage: Portfolio unit-level rent coverage has remained between 2.8x-2.9x since coming public Accretive Capital Recycling: Since inception have sold $187mm of properties at a 6.6% wgt. avg. cash cap rate (only includes leased properties) vs. completed $1.7B2 of investment activity at a wgt. avg. cap rate of 7.6%2 Demonstrated Access to Multiple Forms of Capital Since Coming Public Completed First Follow-On Offering in March: Raised $235mm in net proceeds from first follow-on offering in March Credit Facility Expanded and Amended in April: Increased revolving line of credit by $100mm to $400mm, extended maturity date to April 2024, added a $200mm five-year unsecured term loan, and lowered interest rate spread on facility Repurchased ABS Notes in May: Repurchased $200mm of ABS notes, which increased our wgt. avg. debt maturity to 4.68 years from 3.75 years, lowered our wgt. avg. interest rate to 3.89% from 4.35%, and reduced secured debt by 39% Full Exit of Eldridge Industries in July: Sold $519mm of secondary shares in July, representing the entire position of our initial capital sponsor, Eldridge Industries, which has greatly enhanced our public float and daily liquidity Filed $200mm ATM Program in August: Raised $108mm of gross proceeds since instituting ATM program Trailing 12 months as of September 30, 2019. Excludes the GE Seed portfolio purchase. Consistent Execution of the Business Plan Articulated at the Time of the IPO

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle-market businesses is limited and results in attractive risk-adjusted returns

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of September 30, 2019 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of September 30, 2019 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 87.7% Internally Originated Sale-Leaseback Transactions2 81.2% Tenant Relationships 44.5% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

242, 242, 242 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 917 Square Footage (mm) 7.5 Tenants (#) 199 Industries (#) 16 States (#) 45 Weighted Average Remaining Lease Term (Years) 14.4 Master Leases (% of Cash ABR) 61.7% Sale-Leaseback (% of Cash ABR)2,3 81.2% Unit-Level Rent Coverage 2.9x Unit-Level Financial Reporting (% of Cash ABR) 98.0% Leased (%) 100.0% Top 10 Tenants (% of Cash ABR) 25.5% Average Investment Per Property ($mm) $2.0 Average Transaction Size ($mm)2 $6.3 Includes one undeveloped land parcel and 75 properties that secure mortgage loans receivable. Exclusive of GE Seed Portfolio. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights September 30, 2019 Tenant Industry Diversification E-Commerce Resistant: 93.5% of cash ABR comes from service-oriented and experience-based tenants Focus on 16 Industries: Results in greater sector expertise and more efficient asset management 14.4 Year WALT Limits Near-Term Cash Flow Erosion: Only 3.1% of our cash ABR expires through 2023 Highly Transparent with No Legacy Issues: 98.0% unit-level reporting; investment program started in June 2016

Top 10 Tenant Concentration Essential Has 199 Tenants Across 917 Properties with the Top 10 Representing 192 Properties and 25.5% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 74 3.7% 13 3.0% 4 2.8% 5 2.7% 34 2.7% 12 2.3% 13 2.3% 5 2.1% 25 2.1% 7 2.0% Top 10 Tenants 192 25.5% Total 917 100.0% Top 10 Tenant Exposure Notes: Statistics as of September 30, 2019. Property count includes one undeveloped land parcel and 75 properties that secure mortgage loans receivable. Represents tenant, guarantor or parent company.

242, 242, 242 Net Lease Risk Factor Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or other soft goods retailers At-Risk Retail Categories No exposure to pharmacy, dollar stores or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represents more than 4.0% of cash ABR Industry Concentration Focus on 16 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 98% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth 98% of leases1 provide for increases with 1.6% weighted average annual escalation rate2 assuming 0.0% change in annual CPI Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of September 30, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Portfolio Built to Mitigate Specific Net Lease Investment Risk Factors The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Net Lease Risk Factors

Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.0% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility 242, 242, 242 Tenant Financial Reporting % of Cash ABR by Unit-Level Coverage Tranche2 Long Weighted Remaining Lease Term Healthy Rent Coverage Ratios1 Only 2.1% of cash ABR has less than 1.5x coverage and an implied credit rating lower than B Only 0.6% of our expiring cash ABR through 2026 has a rent coverage ratio of less than 1.5x Tenant Financial Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.0% Corporate-Level Financial Reporting 98.6% Both Unit-Level and Corporate-Level Financial Information 97.7% No Financial Information 1.1% Note: Statistics as of September 30, 2019. ‘NR’ means not reported. The chart illustrates the portions of annualized base rent as of September 30, 2019 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. Rent Coverage Ratio (x) Rent Coverage Ratio (x) 41.3%

Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent and Attractive Investment Activity without Sacrificing Underwriting Standards and Investment Focus 242, 242, 242 Investment activity has averaged ~$145mm per quarter over the last eight quarters Cash ABR for the first full month after the investment divided by the purchase price for the property. GAAP rent for the first twelve months after the investment divided by the purchase price for the property. As a percentage of cash ABR for that particular quarter. Includes investments in mortgage loan receivables collateralized by more than one property. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Included three properties that secured $16.8 million of mortgage loans receivable. Included 71 properties that secured $35.3 million of mortgage loans receivable. Investments 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 20196 3Q 20197 Number of Transactions 21 16 23 34 24 35 32 28 Property Count 90 28 86 62 39 51 91 139 Avg. Investment per Unit (in 000s) $1,742 $2,195 $2,438 $2,042 $2,572 $2,303 $2,015 $1,174 Cash Cap Rates1 7.7% 7.8% 7.6% 7.6% 7.6% 7.5% 7.3% 7.5% GAAP Cap Rates2 8.7% 8.3% 8.7% 8.5% 8.5% 8.4% 8.1% 8.2% Master Lease %3,4 65% 33% 82% 58% 57% 47% 67% 73% Sale-Leaseback %3,5 75% 68% 90% 77% 83% 78% 65% 88% % of Financial Reporting3 100% 100% 96% 100% 90% 100% 100% 100% Rent Coverage Ratio 3.1x 2.3x 2.4x 2.7x 2.8x 3.2x 3.2x 3.2x Lease Term Years 15.5 14.1 17.2 16.1 16.6 15.1 15.3 16.6

Dispositions Have Traded at Attractive Cap Rates: Since inception in 2016 through 3Q 2019, we have sold 137 properties for $187mm and achieved a weighted average cash cap rate of 6.6% on the sale of 97 leased properties8 Trailing 12-Month (TTM) Sales Came from a Diverse Mix of Industries: No single industry was overrepresented among our dispositions in the trailing 12 month period, which we believe provides visibility into the value of our diverse portfolio Active Asset Management 242, 242, 242 Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns Net of transaction costs. Gains/(losses) based on our aggregate allocated purchase price. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. Property count excludes dispositions in which only a portion of the owned parcel is sold. Excludes one property sold pursuant to an existing tenant purchase option. Excludes the sale of one leasehold property. Excludes the prepayment of two mortgage loans receivable for $4.6 million. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option. Percentages are based on cash ABR; trailing 12 months (TTM) period ended September 30, 2019. TTM Sales9 Since Dispositions 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 20197 3Q 2019 Inception Realized Gain/(Loss)1,2 15.9% (1.7%) 9.7%5 (6.6%)6 0.4% 2.9% 1.3% 17.8% 4.5%8 Cash Cap Rate on Leased Assets3 6.4% 6.7% 7.1%5 6.8%6 6.9% 6.6% 7.0% 6.7% 6.6%8 Leased Properties Sold4 9 5 8 17 7 7 10 9 100 Vacant Properties Sold4 3 1 2 4 1 -- 1 1 37 Rent Coverage Ratio 1.8x 0.8x 2.1x5 1.8x6 1.8x 1.8x 1.5x 1.1x 1.8x8

Growth Oriented Balance Sheet $2.7 Billion Total Capitalization1 Selected Credit Ratios 242, 242, 242 Share price of $25.82 as of November 8, 2019. ($mm) Balance Sheet Primed for Growth Long-Term Leverage Target: <6.0x Net Debt-to-Annualized Adjusted EBITDAre   3Q 2019 Net Debt / Total Enterprise Value1 23.6% Net Debt / Adjusted Annualized EBITDAre 4.8x Common Equity – 75.7% Debt – 24.3%

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2,3 242, 242, 242 As of September 30, 2019. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Significant Debt Maturities Until 2024 The Series 2016-1 notes: Anticipated repayment date is November 2021, but the notes can be prepaid without penalty starting on November 26, 2019. On May 14, 2019, the Company repurchased $200 million of these notes, but the notes have not been retired. The $73 million of notes that are not owned by the Company have a weighted average interest rate of 4.69%. The Series 2017-1 notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate on the notes is 4.16%. $200mm of the Series 2016-1 ABS Notes are owned by the Company

Differentiated Net Lease Investment Opportunity Strong Unit-Level Coverage2 Service-Oriented & Experience-Based Tenant Profile Limited Immediate-Term Lease Maturities Smaller-Scale Net Leased Properties ü ü ü ü Source: Public filings. Note: Essential Properties data as of September 30, 2019. Public net lease REIT data as of most recent reported quarter. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR. NNN receives unit-level financials on 79% of tenants by ABR, but only discloses weighted average rent coverage for tenants that represent more than 2% of ABR. NNN unit-level coverage as of 2Q19. O receives unit-level financials on ~65% of retail tenants by ABR, which account for ~82% of total portfolio ABR. (Average Investment per Property ($mm)) 94% % Unit-Level Financial Reporting3 98% 54% 98% 51% NR NR 30% NR NR 242, 242, 242 12.0 Weighted Average Lease Term (# of Years) 14.0 14.4 10.2 10.0 12.3 11.2 9.9 9.3 8.4 2 Total Number of Tenant Industries1 1 11 16 37 109 31 49 41 17 Essential’s Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers (% of ABR) (% of Rent Expiring through 2023)

Public Net Lease REIT Benchmarking 2019E AFFO per Share Multiple1 2019E AFFO per Share Growth2 Source: Public filings, FactSet and SNL. Note: Market data as of November 8, 2019. 2019E AFFO per share multiple calculated based on current price per share and FactSet mean 2019E AFFO per share estimates. EPRT 2019E AFFO per share multiple based on management’s 2019E AFFO per share guidance midpoint of $1.14. For comparison purposes to post-IPO EPRT, 2019E AFFO per share growth is calculated using FactSet mean 2019E AFFO per share estimates and the annualized sum of actual 3Q and 4Q 2018 AFFO per share. EPRT 2019E AFFO per share growth is calculated using management’s 2019E AFFO per share guidance midpoint of $1.14. 2020E AFFO per share multiple calculated using current price per share and FactSet mean 2020E AFFO per share estimates. 2020E AFFO per share growth is calculated using FactSet mean 2020E AFFO per share estimates and FactSet mean 2019E AFFO per share estimates. EPRT’s 2019E AFFO per share value is based on management’s 2019E AFFO per share guidance midpoint of $1.14. 242, 242, 242 Despite Our Sector Leading AFFO Per Share Growth, Relative Valuation Remains Attractive 2020E AFFO per Share Multiple3 2020E AFFO per Share Growth4

Public Net Lease REIT Benchmarking 2020E AFFO Payout Ratio3 Net Debt + Preferred / EBITDAre Net Debt + Preferred / Enterprise Value Dividend Yield2 Source: Public filings, FactSet and SNL. Note: Market data as of November 8, 2019. Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter. 2020E AFFO payout ratio calculated based on current annualized dividend per share over consensus FactSet mean 2020E AFFO per share estimates. 242, 242, 242 Essential’s Low Leverage and Healthy Payout Ratio Underscore Capacity for Growth (Net Debt plus Preferred-to-Adjusted Annualized EBITDAre1)

(unaudited, in thousands) Three Months Ended, September 30, 2019         Adjusted net operating income ("NOI")1 $37,816         Straight-line rental revenue, net1 (3,086) Other amortization and non-cash charges 292         Adjusted Cash NOI 35,022 Annualized Adjusted Cash NOI 140,088         Applied Cap Rate 5.25% 5.00% 4.75% 4.50% 4.25% Implied Real Estate Value $2,668,343         Net Debt (639,348)         Prepaid expenses and other assets, net of deferred financing costs2 14,557 Dividend payable (17,652)         Accrued liabilities and other payables (17,316) Total Net Equity $2,008,584         Fully Diluted Shares Outstanding 80,227 Price Per Share $25.04 $26.70 $28.54 $30.58 $32.86 Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of November 8, 2019. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended September 30, 2019, had occurred on July 1, 2019. Adjusted to exclude $3.8mm of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Consensus Applied Cap Rate per SNL. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. 242, 242, 242 Not adjusted for contractual rent bumps, which equate to ~1.6% per annum Implied Cap Rate and NAV Analysis Solid Upside Potential Given Relative Valuation   Implied Cap Rate3 Applied Cap Rate4 Prem / (Disc) to NAV5   4.5% 6.1% 42.9% 4.5% 6.1% 45.2%   5.1% 6.2% 24.8% 5.1% 6.9% 48.8%   5.3% 6.8% 39.0% 5.3% 5.7% 8.3%   6.0% 6.9% 19.2% 6.0% 6.7% 14.5%   6.4% 6.8% 4.3% 7.0% 7.4% 7.5% Average 5.5% 6.5% 25.5% Peer Benchmarking

Appendix

Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is July 1, 2018 through September 30, 2019. The same-store portfolio for 3Q 2019 is comprised of 538 properties and represented 60% of our current portfolio as measured by contractual cash rent divided by our cash ABR at September 30, 2019. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of September 30, 2019; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business 3Q 2019 3Q 2018 Change Service $ 15,849 $ 15,559 1.9% Experience 2,883 2,850 1.2% Retail 1,418 1,400 1.3% Industrial 674 661 2.0% Total Same-Store Rent $ 20,824 $ 20,469 1.7% - Property Operating Expense1 230 202 13.8% Total Same-Store NOI $ 20,594 $ 20,267 1.6% Excludes reimbursable property operating expenses.

Leasing Summary Lease Escalations 242, 242, 242 Leases contributing 98% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 4.0% annually, with a weighted average annual escalation rate of 1.6%, which assumes 0.0% change in annual CPI 7% of contractual rent escalations by cash ABR are CPI-based, while 91% are based on fixed percentage or scheduled increases 73% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Based on cash ABR as of September 30, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 77.6% 1.7% Every 2 years 2.7 1.4 Every 3 years 0.3 1.2 Every 4 years 0.6 0.8 Every 5 years 13.9 1.3 Other escalation frequencies 3.1 1.4 Flat 1.7 NA Total / Weighted Average 100.0% 1.6%

Financial Summary – 3Q 2019 Consolidated Statements of Operations 242, 242, 242 Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $142, $194, $717 and $877 for the three and nine months ended September 30, 2019 and 2018, respectively. Includes reimbursable income from our tenants of $238, $7, $1,179 and $32 for the three and nine months ended September 30, 2019 and 2018, respectively. Includes non-recurring expenses of $2,473 for costs and charges incurred in connection with the Eldridge secondary offering and $275 for a provision for potential settlement of litigation during the three and nine months ended September 30, 2019. Includes reimbursable expenses from our tenants of $238, $7, $1,179 and $32 for the three and nine months ended September 30, 2019 and 2018, respectively. Includes premium paid on repurchase of notes issued under our Master Trust Funding Program of $1,400, the write-off of $2,853 of deferred financing costs related to the repurchased notes and $100 of legal costs related to the repurchase.     Three Months Ended September 30,   Nine Months Ended September 30, (in thousands, except share and per share data)   2019   2018   2019   2018     (unaudited)   (unaudited)   (unaudited)   (unaudited) Revenues: Rental revenue1,2   $ 34,958   $ 25,496   $ 97,842   $ 67,119 Interest on loans and direct financing leases 940 220 1,669 379 Other revenue   393   26   641   75 Total revenues 36,291 25,742 100,152 67,573                   Expenses: Interest   7,207   6,563   20,074   23,474 General and administrative3 7,530 3,529 16,455 9,872 Property expenses4   442   494   2,334   1,221 Depreciation and amortization 11,141 8,763 30,367 22,842 Provision for impairment of real estate   —   770   1,921   3,526 Total expenses 26,320 20,119 71,151 60,935 Other operating income:                 Gain on dispositions of real estate, net 4,087 1,455 8,237 5,100 Income from operations   14,058   7,078   37,238   11,738 Other (loss)/income: Loss on repurchase of secured borrowings5   —   —   (4,353)   — Interest 114 655 723 719 Income before income tax expense   14,172   7,733   33,608   12,457 Income tax expense 66 26 209 143 Net income   14,106   7,707   33,399   12,314 Net income attributable to non-controlling interests (861) (2,383) (6,076) (2,482) Net income attributable to stockholders and members   $ 13,245   $ 5,324   $ 27,323   $ 9,832 Three Months Ended September 30, Nine Months Ended September 30, 2019 Period from June 25, 2018 to September 30, 2018 2019   2018 Basic weighted-average shares outstanding   72,483,932   42,364,754   58,375,745   42,237,460 Basic net income per share $ 0.18 $ 0.12 $ 0.46 $ 0.13 Diluted weighted-average shares outstanding   77,612,949   61,472,675   73,021,273   61,342,278 Diluted net income per share $ 0.18 $ 0.12 $ 0.45 $ 0.13

Financial Summary – 3Q 2019 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Includes non-recurring expenses of $2,473 for costs and charges incurred in connection with the Eldridge secondary offering and $275 for a provision for potential settlement of litigation during the three and nine months ended September 30, 2019 and our $4,353 loss on repurchase of secured borrowings during the nine months ended September 30, 2019. Calculations exclude $111, $155 and $378 from the numerator for the three months ended September 30, 2019 and 2018 and the nine months ended September 30, 2019, respectively, related to dividends paid on unvested restricted share awards and restricted share units.     Three Months Ended September 30,   Nine Months Ended September 30, (unaudited, in thousands except per share amounts)   2019   2018   2019   2018 Net income   $ 14,106   $ 7,707   $ 33,399   $ 12,314 Depreciation and amortization of real estate   11,117   8,762   30,295   22,839 Provision for impairment of real estate   —   770   1,921   3,526 Gain on dispositions of real estate, net   (4,087)   (1,455)   (8,237)   (5,100) Funds from Operations   21,136   15,784   57,378   33,579 Other non-recurring expenses1 2,748 — 7,101 — Core Funds from Operations   23,884   15,784   64,479   33,579 Adjustments: Straight-line rental revenue, net   (2,982)   (2,198)   (8,879)   (5,715) Non-cash interest expense 610 817 2,135 1,982 Non-cash compensation expense   1,051   1,051   3,524   1,398 Other amortization and non-cash charges 296 193 743 400 Capitalized interest expense   (95)   (78)   (165)   (214) Transaction costs — 32 — 58 Adjusted Funds from Operations   $ 22,764   $ 15,601   $ 61,837   $ 31,488 Net income per share2:                 Basic $ 0.18 $ 0.12 $ 0.46 Diluted   $ 0.18   $ 0.12   $ 0.45     FFO per share2: Basic   $ 0.27   $ 0.25   $ 0.79     Diluted $ 0.27 $ 0.25 $ 0.78 Core FFO per share2:                 Basic $ 0.31 $ 0.25 $ 0.89 Diluted   $ 0.31   $ 0.25   $ 0.88     AFFO per share2: Basic   $ 0.29   $ 0.25   $ 0.85     Diluted $ 0.29 $ 0.25 $ 0.84

Financial Summary – 3Q 2019 Consolidated Balance Sheets 242, 242, 242     September 30, 2019   December 31, 2018 (in thousands, except share and per share amounts)   (unaudited)   (audited) ASSETS         Investments: Real estate investments, at cost:         Land and improvements $ 547,549 $ 420,848 Building and improvements   1,117,702   885,656 Lease incentive 4,831 2,794 Construction in progress   10,229   1,325 Intangible lease assets 74,973 66,421 Total real estate investments, at cost   1,755,284   1,377,044 Less: accumulated depreciation and amortization (79,482) (51,855) Total real estate investments, net   1,675,802   1,325,189 Loans and direct financing lease receivables, net 62,505 17,505 Net investments   1,738,307   1,342,694 Cash and cash equivalents 23,446 4,236 Restricted cash   2,776   12,003 Straight-line rent receivable, net 22,592 14,255 Prepaid expenses and other assets, net   18,357   7,712 Total assets $ 1,805,478 $ 1,380,900           LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs   $ 305,702   $ 506,116 Unsecured term loan, net of deferred financing costs 199,144 — Revolving credit facility   155,000   34,000 Intangible lease liabilities, net 9,635 11,616 Dividend payable   17,652   13,189 Accrued liabilities and other payables 17,316 4,938 Total liabilities   704,449   569,859 Commitments and contingencies — — Stockholders' equity:         Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of September 30, 2019 and December 31, 2018 — — Common stock, $0.01 par value; 500,000,000 authorized; 79,672,970 and 43,749,092 issued and outstanding as of September 30, 2019 and December 31, 2018, respectively   796   431 Additional paid-in capital 1,120,300 569,407 Distributions in excess of cumulative earnings   (22,733)   (7,659) Accumulated other comprehensive income (5,001) — Total stockholders' equity   1,093,362   562,179 Non-controlling interests 7,667 248,862 Total equity   1,101,029   811,041 Total liabilities and equity $ 1,805,478 $ 1,380,900

Financial Summary – 3Q 2019 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all investments in and dispositions of real estate made during the three months ended September 30, 2019 had occurred on July 1, 2019. Adjustment includes certain non-recurring expenses recorded within general and administrative expenses in our consolidated statement of operations, including $2,473 of costs and charges incurred in connection with the Eldridge secondary offering and a $275 provision for potential settlement of litigation. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease.     Three Months Ended (unaudited, in thousands)   September 30, 2019 Net income   $ 14,106 Depreciation and amortization   11,141 Interest expense   7,207 Interest income (114) Income tax expense   66 EBITDA 32,406 Provision for impairment of real estate   — Gain on dispositions of real estate, net (4,087) EBITDAre   28,319 Adjustment for current quarter investment and disposition activity1 2,355 Adjustment to exclude other non-recurring expenses2   2,748 Adjustment to exclude lease termination fees and certain percentage rent3 (388) Adjusted EBITDAre - Current Estimated Run Rate   33,034 General and administrative 4,782 Adjusted net operating income ("NOI")   37,816 Straight-line rental revenue, net1 (3,086) Other amortization and non-cash charges   292 Adjusted Cash NOI $ 35,022       Annualized EBITDAre $ 113,276 Annualized Adjusted EBITDAre   $ 132,136 Annualized Adjusted NOI $ 151,264 Annualized Adjusted Cash NOI   $ 140,088

Financial Summary – 3Q 2019 Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. Common equity & units as of September 30, 2019, based on 79,672,970 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests.               (dollars in thousands, except share and per share amounts) September 30, 2019 Rate Maturity1 Secured debt:             Series 2016-1, Class A $ 53,283 4.45% 2.2 years Series 2016-1, Class B   17,243   5.43%   2.2 years Series 2017-1, Class A 224,375 4.10% 4.7 years Series 2017-1, Class B   15,669   5.11%   4.7 years Total secured debt 310,570 4.28% 4.2 years               Unsecured debt: Term loan   200,000   3.26%   4.5 years Revolving credit facility2 155,000 LIBOR plus 1.25% to 1.85% 3.5 years Total unsecured debt   355,000   3.28%   4.1 years Gross debt 665,570 3.75% 4.1 years Less: cash & cash equivalents   (23,446)         Less: restricted cash deposits held for the benefit of lenders (2,776) Net debt   639,348         Equity:             Preferred stock — Common stock & OP units (80,226,817 shares @ $22.91/share as of 9/30/19)3   1,761,367         Total equity 1,761,367 Total enterprise value ("TEV")   $ 2,400,715         Net Debt / TEV   26.6%         Net Debt / Annualized Adjusted EBITDAre 4.8x

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and we believe may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by excluding from NAREIT defined FFO certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a potential metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO may include items like transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, nor do they represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre are not measures of financial performance under GAAP. You should not consider EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs, and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all acquisition and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature, such as our loss on repurchase of secured borrowings and iii) to eliminate the impact of contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all properties owned as of the end of the current quarter. You should not unduly rely on these metrics as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after acquisition divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after acquisition or disposition divided by the purchase or sale price, as applicable, for the property.